                                                                    Exhibit 99.1



ANC RENTAL CORPORATION, ET AL.           CASE NO. 01-11200 JOINTLY ADMINISTERED

         SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
         --------------------------------------------------------------
              For the Period February 1, 2002 to February 28, 2002


                                                                                                        Acitivity - Filing
                                                                       Current Period Activity             Period to Date
                                                                    -----------------------------   ----------------------------
                                                                       Actual        Projected         Actual        Projected
                                                                    =============   =============   =============   =============
Cash - Beginning of Period                                          $ 250,146,910   $ 235,921,000   $ 101,226,814   $  99,778,000

Receipts:

       Credit Card and Local Deposits                               $ 145,839,396   $ 136,979,000   $ 597,088,477   $ 492,727,000
       Collections of Accounts Receivable                              49,306,552      24,173,000     137,757,112      93,919,000
       Other Receipts                                                   8,279,600       5,757,000      43,261,272      63,957,000
                                                                    =============   =============   =============   =============
Total Receipts                                                      $ 203,425,548   $ 166,909,000   $ 778,106,861   $ 650,603,000

Disbursements:
               US Trustee Fees Paid                                 $          --   $          --   $   67,500.00   $          --
            4  Fleet Operating Expenses                                11,420,968      16,917,000      32,157,496      42,713,000
           5a  Personnel - Net Cash Payroll                            20,805,441      17,526,669      77,425,031      78,384,078
           5b  Personnel - Payroll Taxes Paid                           8,327,950       7,015,531      31,048,309      28,895,245
           5c  Personnel - Benefits Payments                            6,505,330       5,480,142      15,300,660      13,763,678
           5d  Personnel - Payments of Garnishments Withheld              185,965         156,658         702,033         711,245
            6  Travel Expenses Paid                                       156,731         331,000         760,381       1,017,000
            7  Fuel Payments For Rental Fleet                           3,472,618       3,825,000      10,666,643      13,178,000
            8  Airport - Agency - Concession Fees Paid                 13,622,388       5,422,000      43,072,916      24,894,000
            9  Insurance Payments Auto Liability                        1,676,453       6,847,000       3,339,101      19,140,000
           10  Insurance - Other                                        3,981,662       1,018,000       6,566,400       1,704,000
           11  Facility and Other Fixed Operating Expenses Paid        15,634,118      12,397,000      50,086,655      49,448,000
           12  Other Miscellaneous Operating Expenses Paid                383,371       2,584,000       1,294,817       6,767,000
           13  Travel Agency Tour Operator Commission Payments          7,687,642       6,355,000      21,487,668      20,772,000
           14  Advertising Payments                                     3,095,974       4,909,000       7,363,193      15,577,000
           15  IT Consulting Payments                                   3,935,569       3,998,000       9,313,083      11,827,000
           16  IT Other Cash Payments                                   2,750,289       6,733,000       7,821,068      17,816,000
           17  Sales Taxes and Other Taxes Paid                        22,719,164      23,294,000      80,253,134      89,016,000
           18  Professional Fees Paid - Ordinary Course                 2,250,517         212,000       4,911,174       3,510,000
           19  Professional Fees Paid - Bankruptcy Professionals          566,206       3,280,000         566,206       5,560,000
           20  Other Miscellaneous Non-Operating Expenses Paid          4,183,399       1,903,000      12,816,959       5,775,000
           22  Liability Insurance Payments - Self Insured Program      1,834,690       1,278,000      14,244,898      14,968,000
           23  Capital Expenditures                                       252,262       4,285,000         659,299       8,215,000
           24  Interest and Financing Fees Paid                         3,293,875       2,740,000       8,624,430       2,990,000
           25  Vehicle Holding Costs Paid                              95,265,661      91,026,000     198,822,557     194,794,000
         25.1  Fleet Purchase Payments Made                             1,685,697       1,900,000      22,083,545      20,100,000
           26  Working Capital Fundings to Subsidiaries                        --              --              --              --
                                                                    =============   =============   =============   =============
Total Disbursements                                                 $ 235,693,940   $ 231,433,000   $ 661,455,156   $ 691,535,245

Net Cash Flow                                                       $ (32,268,392)  $ (64,524,000)  $ 116,651,705   $ (40,932,245)
                                                                    -------------   -------------   -------------   -------------
Cash at End of Period                                               $ 217,878,518   $ 171,397,000   $ 217,878,519   $  58,845,755
                                                                    =============   =============   =============   =============


Note: A revised cash budget was released on February 15, 2002. "Projected" amounts for the month of February reflect the revised budget.

ANC Rental Corporation et al.,
Case No. 01-11200 Jointly Administered
Summary Combined Balance Sheet
28-Feb-02

                                     ASSETS

Cash & Cash Equivalents                                           $ 217,878,518
Restricted Cash                                                          35,000
Receivables, net                                                    147,908,226
Prepaid Expenses                                                     40,172,859
Revenue Earning Vehicles, net                                        28,289,122
Property Plant & Equip, net                                         394,005,017
Intangible Assets, net                                               (8,160,131)
Investment in Subsidiaries                                        3,647,770,233
Other Assets                                                         20,004,234
                                                                ---------------
    TOTAL ASSETS                                                $ 4,487,903,078
                                                                ===============



                       LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                                  $ 140,551,341
Accrued Liabilities                                                 233,330,949
Insurance Reserves                                                  276,722,716
Other Debt                                                          264,913,646
Deferred Income Taxes                                               253,710,734
Interest rate hedges at fmv                                          82,260,000
Intercompany                                                        695,478,590
Other Liabilities                                                    87,121,684
                                                                ---------------
    TOTAL LIABILITIES                                             2,034,089,660

Shareholders' equity                                              2,453,814,218

                                                                ---------------
    TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    $ 4,487,903,878
                                                                ===============

ANC Rental Corporation, et al,
Case No. 01-11200 Jointly Administered
Summary Income Statement
For the Periods as Indicated



                                                                    Commencement
                                               Calendar Month        of Case to
                                              of February 2002    February 28, 2002
                                              ----------------    -----------------
Total Revenue                                    159,881,315         579,683,878

Direct Operating Costs                           76,659,700          309,764,994
Vehicle Depreciation, net                        65,035,070          260,184,516
SGA                                              38,608,870          144,630,327
Amortization of Intangibles                             840            1,240,717
Transition Cost                                  10,862,082          350,409,428
Interest Income                                    (216,279)          (1,296,595)
Interest Expense                                  4,600,600           19,468,785
FMV Stand Alone Caps                                     --             (393,268)
Other (income) / expense net                      7,777,420           34,439,215
Loss on Sale and Leaseback Transaction                   --                   --
                                                ===========         ============
Income / (Loss) Before Tax                      (43,446,988)        (538,764,241)

Income Taxes                                             --
Extraordinary Gains/(Losses)                             --
                                                ===========         ============
Net Income after Tax, before adoption           (43,446,988)        (538,764,241)

Cumm effect of chg in acct p,net of tax                  --
                                                -----------         ------------
Net Income                                      (43,446,988)        (538,764,241)
                                                ===========         ============


